UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 12, 2013

US-DADI FERTILIZER INDUSTRY INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-35821	45-2725352
(Commission File Number)	(IRS Employer Identification No.)

699 Serramonte Blvd. Ste 212
Daly City, CA	94015
(Address of Principal Executive Offices)	(Zip Code)

(650) 530-0699

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 12, 2013, Board of Directors of the Registrant dismissed Sam Kan & Company, its independent registered public account firm.

On February 20, 2014, the SEC denied Sam Kan & Company the privilege of appearing or practicing before the commission as an accountant. In connection with audits and quarterly reviews of four microcap issuers, Sam Kan & Co. failed to comply with auditing standards issued by the Public Company Accounting Oversight Board (“PCAOB”). Sam Kan & Company repeatedly engaged in unreasonable conduct that resulted in violations of applicable professional standards and demonstrated a lack of competence to practice before the Commission. Sam Kan & Company’s improper professional conduct extended over an 18-month period (November 2010 to May 2012) and was inconsistent with seven PCAOB standards. Sam Kan & Company failed to: (1) comply with requirements for engagement quality reviews; (2) perform appropriate procedures to ascertain the occurrence of subsequent events; (3) properly document procedures relating to the evaluation of the adequacy of disclosure in the financial statements; (4) prepare engagement completion documents; (5) obtain sufficient evidence to support the firm’s audit opinion; (6) properly supervise audits; and (7) obtain written representations from management. Additionally, Sam Kan & Company willfully violated Rule 2-02(b)(1) of Regulation S-X because each audit report at issue falsely claimed that the audit had been conducted in compliance with PCAOB standards.

On the same date, July 12, 2013, the accounting firm of KLJ & Associates, LLPs was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Sam Kan & Company and the engagement of KLJ & Associates, LLP as its independent auditor. None of the reports of Sam Kan & Company on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its S-1 for the period ended July 31, 2012 contain a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Sam Kan & Company whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Sam Kan & Company's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

b) On July 12, 2013, the registrant engaged KLJ & Associates, LLP as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted KLJ & Associates, LLPs regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

Therefore, on March 7, 2014, the Company’s management and the independent registered public accountants determined that the previously issued consolidated financial statements included in our Form 10-K for the year ended December 31, 2012 which included 2011 cannot be relied on and the Form 10-Qs for the quarters ended March 30, 2013, June 30, 2013 and September 30, 2013 should not be relied upon. KLJ & Associates, LLP is performing the necessary reaudits.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

None.

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.                          Description

----------                               -----------

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US-DADI FERTILIZER INDUSTRY INTERNATIONAL, INC.

Date: May 21, 2014	By:	/s/ SHUXIA WANG
SHUXIA WANG
Secretary

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